Exhibit 99.2 The Only Vertically Integrated Full-Stack Quantum Platform Company End-to-end innovation, engineering, manufacturing, and deployment — Across quantum computing, quantum networking, quantum sensing, and quantum security +

Important Information and Where to Find It In connection with the acquisition described in this presentation (the “Transaction”), IonQ, Inc. (“IonQ”) intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement ) which will include a prospectus with respect to the shares of IonQ common stock (the “IonQ Shares”) to be issued in the Transaction and a proxy statement (the “Proxy Statement/Prospectus”) for stockholders of SkyWater Technology, Inc. (“SkyWater”) and SkyWater intends to file with the SEC the proxy statement. The definitive proxy statement (if and when available following the effectiveness of the Registration Statement) will be mailed to stockholders of SkyWater. Each of IonQ and SkyWater may also file with or furnish to the SEC other relevant documents regarding the Transaction. This presentation is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that IonQ or SkyWater may file with the SEC or mail to SkyWater’s stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF IONQ AND SKYWATER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING IONQ, SKYWATER, THE TRANSACTION AND RELATED MATTERS. The documents filed by IonQ with the SEC also may be obtained free of charge at IonQ’s website at investors.IonQ.com. The documents filed by SkyWater with the SEC also may be obtained free of charge at SkyWater’s website at ir.skywatertechnology.com. Participants in the Solicitation IonQ, SkyWater and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SkyWater in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of IonQ and SkyWater and other persons who may be deemed to be participants in the solicitation of stockholders of SkyWater in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus, which will be filed with the SEC. Information about SkyWater’s directors and executive officers is set forth in SkyWater’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 8, 2025, SkyWater’s Annual Report on Form 10-K for the year ended December 29, 2024 and any subsequent filings with the SEC. Information about certain of IonQ’s directors and executive officers is set forth in IonQ’s proxy statement for its 2025 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 28, 2025 and any subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement/Prospectus regarding the Transaction when it becomes available. Free copies of these documents may be obtained as described above. No Offer or Solicitation This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Trademarks The companies depicted in the photographs herein, or in any third-party trademarks, including names, logos and brands, referenced in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein should be considered to be an endorsement, authorization or approval by any such company. Note to Investors Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements are based on IonQ’s and SkyWater’s current expectations, estimates and projections about the expected date of closing of the Transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by IonQ and SkyWater, all of which are subject to change. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Transaction or to make or take any filing or other action required to consummate the Transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of SkyWater’s and IonQ’s businesses and other conditions to the completion of the Transaction; (ii) failure to realize the anticipated benefits of the Transaction, including as a result of delay in completing the Transaction or integrating the businesses of IonQ and SkyWater; (iii) IonQ’s and SkyWater’s ability to implement their business strategies; (iv) potential litigation relating to the Transaction that could be instituted against IonQ, SkyWater or their respective directors; (v) the risk that disruptions from the Transaction will harm IonQ’s or SkyWater’s businesses, including current plans and operations; (vi) the ability of IonQ or SkyWater to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (viii) uncertainty as to the long-term value of the IonQ Shares; (ix) legislative, regulatory and economic developments affecting IonQ’s and SkyWater’s businesses; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which IonQ and SkyWater operate; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect IonQ’s or SkyWater’s financial performance; (xiii) restrictions during the pendency of the Transaction that may impact IonQ’s or SkyWater’s ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as IonQ’s and SkyWater’s response to any of the aforementioned factors; and (xv) failure of the Transaction to be approved by the stockholders of SkyWater. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors presented in the Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward- looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IonQ’s or SkyWater’s consolidated financial condition, results of operations or liquidity. Neither IonQ nor SkyWater assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. 2

Niccolo de Masi Thomas Sonderman Chairman & CEO CEO + World’s leading quantum platform company delivering Largest U.S.-based, pure-play semiconductor foundry; solutions for quantum computing, quantum DMEA-accredited and Category 1A Trusted networking, quantum sensing, & quantum security Specializing in foundational nodes and advanced Solving the world’s most complex problems packaging to support the nation’s critical infrastructure for global customers and emerging quantum technologies End-to-end innovation, engineering, manufacturing, and deployment of quantum solutions 3 Copyright © 2026 IonQ, Inc. All Rights Reserved.

Transaction Overview

Transaction Structure	IonQ (NYSE: IONQ) to acquire 100% of SkyWater Technology (NASDAQ: SKYT)
Equity Value	$1.8 Billion ($35.00 per share)
Consideration Mix	$15.00 cash / $20.00 stock [1]
Operating Model	SkyWater to operate as a wholly-owned subsidiary of IonQ, with CEO in place to lead subsidiary
Headquarters	IonQ (College Park, MD); SkyWater (Bloomington, MN) SkyWater facilities in MN, FL, and TX to continue current operations
Conditions / Closing	Subject to SkyWater shareholder approval and customary closing conditions, including regulatory approval; Expected close: Q2 – Q3 2026

1. The stock component is subject to a collar under which SkyWater shareholders will receive IonQ stock valued at $20.00 per SkyWater share, based on the 20-day volume weighted average price of IonQ stock as of three business days before closing, unless such volume-weighted average is greater than $60.13 per share, in which case SkyWater shareholders will receive 0.3326 IonQ shares per SkyWater share, or less than $37.99 per share, in which case SkyWater shareholders will receive 0.5265 IonQ shares per SkyWater share.

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Copyright © 2026 IonQ, Inc. All Rights Reserved.

Quantum is Now and Scaling Requires Rapid Iteration and Secure Onshore Fabrication Then | Quantum Computing Now | Quantum Infrastructure Critical to Nation States 2024 2025 2026 • Quantum computing • Quantum computing, quantum networking, quantum sensing, • 5-year roadmap scaling to and quantum security • Highly specialized 1,000s of qubits technology-driven (TaaS) • Semiconductor architecture capacity • Proving out the science and electronic qubit control • Rapid development through flexibility, iteration, and • 5-year roadmap scaling to parallelization millions of qubits • Trusted foundry with proven track record in quantum • Science proven, engineering technologies driving scale 5 Copyright © 2026 IonQ, Inc. All Rights Reserved.

+ The Only Vertically Integrated Full-Stack Quantum Platform Company Accelerates Fault-Tolerant Quantum Computing Roadmap through embedded secure access to Trusted 1 foundry. 200,000 qubit QPUs enabling 8,000 logical qubits expected to start functional testing in 2028 Helps ensure manufacturability at scale with industry-leading costs by bringing together the full product 2 lifecycle under one roof Creates an end-to-end quantum supply chain in the U.S. which enables us to scale to full fault tolerance 3 with the highest levels of security Enables IonQ and SkyWater to continue serving as merchant suppliers, leveraging IonQ’s full-stack 4 quantum portfolio and SkyWater’s secure accredited R&D and manufacturing capabilities Brings together two teams of world-class talent, together uniquely capable of solving the world’s most 5 complex problems 6 Copyright © 2026 IonQ, Inc. All Rights Reserved.

SkyWater Delivers Unique Value to IonQ via Deep Integration and Technology as a Service Model

IONQ
skywater

Closer Engineering Alignment

Embedding IonQ system and product engineers with SkyWater process integration teams enriches each design–build–test cycle

Technology as a Service

TaaS foundry model enables massive parallelism, compounding learning and accelerating innovation across chip generations

Parallel Innovation Paths

Parallel innovation paths accelerate progress toward large-scale quantum processors

DEFENSE MICROELECTRONICS ACTIVITY
UNITED STATES OF AMERICA

Cat1A Trusted Foundry Accreditation

Maintains foundry service model

Preserves IP security, program firewalling, and a Trusted domestic supply chain for all U.S. OEMs



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Copyright © 2026 IonQ, Inc. All Rights Reserved.

IonQ’s Roadmap Milestones are Based on Highly-Developed Semiconductor Scaling Pathways 2-qubit 256-qubit 10,000s qubit 100,000s qubit Millions qubit unit cell quantum computer quantum computer quantum computer quantum computer 99.99% fidelity Many 2-qubit unit cells Add multiplexing Die shrink to optimize Scale across multiple dies with electronic qubit on a single chip to overcome pad limits qubit density per chip with 2.5D IC packaging control proven 2025 All Key R&D Proven Semiconductor Engineering 8 Copyright © 2026 IonQ, Inc. All Rights Reserved.

Accelerating the Path to Fault-Tolerant Quantum Computing via Embedded Access to Trusted Foundry ACCELERATES TOTAL REDUCED CHIP CHIP CYCLE TIMES AND ROADMAP ITERATION TIMES 256-qubit chip cycle time expected to Faster learning cycles 1 accelerate engineering reduce from 9 months to 2 months pace Standard 9 Months Fab Cycle PROTOTYPING MULTIPLE Embedded 4.5X 2 Months GENERATIONS IN PARALLEL Access Cycle Acceleration Accelerating tech development to bring First 200,000 Qubit QPUs Enabling 8,000 Logical Qubits Now in roadmap Forecast to Become Available For Functional Testing In 2028 1. Cycle time refers to the total time from design files being complete to first devices being available to test 9 Copyright © 2026 IonQ, Inc. All Rights Reserved.

Our First 200,000 Qubit QPUs and Beyond Expected to be Available Earlier, with Functional Testing Starting in 2028 CY27 CY28 CY29 CY25 CY26 CY30 2,000,000 Now ready for functional testing 100,000 1,000,000 200,000 in 2028 80,000 100,000 10,000 20,000 10,000 10,000 8,000 1,000 100-256+ 1,000 64-100+ 1,600 800 100 100 Physical Qubits Logical Error Rates <1.00E-7 <1.00E-12 Logical Qubits 10 Copyright © 2026 IonQ, Inc. All Rights Reserved.

Vertically Integrating Ensures Mass Manufacturability and Industry-Leading Costs at Scale

Minimizes Unit Economics

Best in Class Cost per Physical Qubit



If Using External Foundry
IonQ + SkyWater

Creates Fully Integrated Quantum Product Lifecycle

Model of tight innovation, engineering, and manufacturing

Design and Prototype
Ion Trap, ASIC, MEMs, PIC, RF, Timing
Hot-Lot & Parallel Flows

Manufacture and Package
200mm scale with Hi-Rel and RadHard capabilities
Thermal & Photonics

Deployment and Service Upgrades
Compute modules, PNT devices, optical terminals
In-fab redesign cycles, ASICs



Compute | Networking | Sensing | Cybersecurity

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Copyright © 2026 IonQ, Inc. All Rights Reserved.

Powering the Next Era of U.S. and Allied Quantum Leadership Sovereign Quantum Supply Chain, with Trusted Fab for Full Fault Tolerance at Highest Security R&D and Manufacturing Bloomington, MN Compute Manufacturing Bothell, WA IonQ Headquarters College Park, MD End-to-End U.S. Chain of Custody Space Manufacturing Louisville, CO Advanced Packaging Center 200mm Foundry Kissimmee, FL Austin, TX 12 C Co op py yr riig gh ht t © © 20 2026 26 I Io on nQ Q,, I In nc c.. A Allll R Riig gh ht ts R s Re ese ser rv ved ed..

IonQ Will Proudly Continue to Support Critical U.S., Allied, and Partner Initiatives in the Quantum Technology Race

IonQ | skywater

World-Class Combined Team



Robert Cardillo
Executive Chairman of IonQ Federal
National Geospatial Intelligence Agency (NGA)



Gen. Jay Raymond
Former Chief of Space Operations
United States Air Force | United States Space Force



Katie Arrington
Chief Information Officer
Department of War | Exiger
Booz Allen Hamilton



Thomas Sonderman
CEO, SkyWater
GlobalFoundries | AMD
Onto Innovation



Brad Ferguson
President, SkyWater Federal
Cypress Semiconductor



Dean Acosta
Chief Corporate Affairs & Gov't Relations Officer
Lockheed Martin | NASA



Rick Muller
SVP, Federal Technical & Gov't Engagement Lead
IARPA | Sandia Ntl. Labs

Groundbreaking National Initiatives

DARPA | UKRI National Quantum Computing Centre | AFRL | U.S. Department of Energy | EPB Quantum

skywater

Trusted Accredited R&D and Manufacturing

- **U.S.-based R&D** and foundry facilities specializing in advanced process technologies
- **DoW Accredited:** DMEA Category 1A Trusted Foundry accreditation
- **Broad portfolio:** ASIC design, mixed-signal ICs, advanced packaging, and rad-hard solutions
- **Quantum specialized expertise** and ability to integrate quantum networking, sensing, security, and infrastructure manufacturing

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Copyright © 2026 IonQ, Inc. All Rights Reserved.

SkyWater Acquisition Follows Deliberate Strategy to Build and Accelerate Our Full-Stack Quantum Platform 1 Capella & Skyloom ID Quantique Cybersecurity Lightsynq Vector Atomic Networking Sensing Compute Oxford Ionics Copyright © 2026 IonQ, Inc. All Rights Reserved. 14 1. Skyloom acquisition is pending close Copyright © 2026 IonQ, Inc. All Rights Reserved.

IonQ + SkyWater: The Winning Quantum Platform Our Goal Remains: serve the market as the preeminent, global, quantum platform leader Integrated Product Lifecycle: end-to-end design, manufacturing and delivery of secure quantum solutions Revenue Growth: IonQ and SkyWater jointly remain focused on growth and capturing the market Long-Term Margins: committed to capital efficiency and driving sustained margin expansion over time 15 C Co op py yr riig gh ht t © © 20 2026 26 I Io on nQ Q,, I In nc. c. A Allll R Riig gh ht ts R s Re ese ser rv ved ed..

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